EXHIBIT 10.2

FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of October 26, 2018, by and among CIBC BANK USA, formerly known as THE PRIVATEBANK AND TRUST COMPANY (“Lender”), BROADWIND ENERGY, INC., a Delaware corporation (“Parent”), BRAD FOOTE GEAR WORKS, INC., an Illinois corporation (“Brad Foote”), BROADWIND TOWERS, INC., a Wisconsin corporation (“Towers”), RED WOLF COMPANY, LLC, a North Carolina limited liability company (“Red Wolf”), BROADWIND SERVICES, LLC, a Delaware limited liability company (“Services,” and collectively with Parent, Brad Foote, Towers and Red Wolf, “Borrowers,” and each, a “Borrower”).

WITNESSETH:

WHEREAS, Lender and Borrowers have previously entered into that certain Loan and Security Agreement, dated October 26, 2016, as amended by that certain First Amendment to Loan and Security Agreement, dated February 10, 2017, that certain Second Amendment to Loan and Security Agreement, dated March 27, 2017, that certain Third Amendment to Loan and Security Agreement dated January 29, 2018, and that certain Fourth Amendment to Loan and Security Agreement dated May 2, 2018 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”); and

WHEREAS, the parties desire to amend the terms of the Loan Agreement as provided below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and in consideration of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby covenant and agree as follows:

1.Definitions.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.Amendments to Loan Agreement.

(a)“3,000,000” in the first sentence of Section 3.1 of the Loan Agreement is hereby deleted and replaced with “$5,000,000”.

(b)Section 4.3.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“4.3.3Collateral Monitoring Fees:

(a)Borrowers shall pay to Lender an annual collateral monitoring fee of $15,000, which fee shall be fully earned by Lender and payable in advance on the Closing Date and on each anniversary of the Closing Date prior to the Maturity Date.

(b)Borrower shall pay to Lender a quarterly collateral monitoring fee in the amount of:

(i)$15,000, in the event the trailing twelve-month EBITDA for such quarter is less than $2,500,000, or

(ii)$10,000, in the event the trailing twelve-month EBITDA for such quarter is greater than or equal to $2,500,000, but less than $5,000,000.

(iii)$0.00, in the event the trailing twelve-month EBITDA for such quarter is greater than or equal to $5,000,000.

Such quarterly collateral monitoring fee shall be paid within five (5) Business Days after Lender’s receipt of Borrower's quarterly financial statements pursuant to Section 9.3, beginning with the quarterly financial statements prepared for the quarter ending December 31, 2018, and shall be based on Borrower's EBITDA for the trailing twelve (12) month period ending on the date of calculation as shown on such financial statements (provided that if Borrower fails to deliver such financial statements within the time period required in Section 9.3, the quarterly collateral monitoring fee shall conclusively be presumed to be $15,000 for such quarter).”

(c)The following is hereby added as Section 9.8 of the Loan Agreement:

“Fiscal Year 2019 Budget.  Notwithstanding anything to the contrary contained in Section 9.4, on or prior to December 15, 2018, Borrowers shall deliver to Lender Borrowers’ Fiscal Year 2019 budget for each of the twelve months of Fiscal Year 2019, which shall include appropriate supporting detail as reasonably requested by Lender.”

(d)The following is hereby added as Section 9.9 of the Loan Agreement:

“Updated Appraisals.  On or prior to December 31, 2018, Borrowers shall deliver to Lender updated appraisals acceptable to Lender on real property, Equipment and Inventory of Borrower constituting Collateral.”

(e)Section 14.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Minimum EBITDA.  Borrowers shall not permit EBITDA to be less than (i) $750,000 as of December 31, 2018, for the trailing ten-month period; (ii) $1,500,000 as of March 31, 2019, for the trailing twelve-month period; and (iii) $1,400,000 as of June 30, 2019, for the trailing twelve-month period.”

(f)Section 14.2 and 14.3 of the Loan Agreement are hereby deleted in their entireties.

3.Amendment Fee.  On or prior to the execution of this Amendment, Borrowers shall pay Lender an amendment fee of $25,000.00 (the “Amendment Fee”).  It is expressly understood that the Amendment Fee shall not be refundable under any circumstances.

4.Representations and Warranties.  Each Borrower represents and warrants as follows: (a) the execution and delivery of and the performance under this Amendment is within such Borrower’s power and authority, has been duly authorized by all requisite action and is not in contravention of any law, any other agreement made by such Borrower or by which such Borrower’s assets are bound, except for conflicts with agreements, contracts or other documents which would not reasonably be expected to have a Material Adverse Effect; (b) this Amendment (and the Loan Agreement in its entirety) constitutes the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; (c) the representations and warranties of such Borrower set forth in the Loan Documents are true and correct as of the date hereof (except for representations and warranties that expressly relate to an earlier date which are true and correct as of such earlier date); (d) there exists no Event of Default, and no event has occurred and is continuing which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default, other than the Breached Covenant; and (e) such Borrower has no defenses to the enforcement of the Loan Agreement or the other Loan Documents.

5.Reaffirmation.  Except as expressly modified or amended by this Amendment, each Borrower reaffirms and reconfirms each and all of the warranties, representations, covenants and agreements of such Borrower under all Loan Documents to which such Borrower is party.

6.Release by Borrowers.  Each Borrower hereby releases Lender from any and all causes of action or claims, whether known or unknown, which such Borrower may have as of the date hereof for any asserted loss or damages to such Borrower claimed to be caused by, or arising from, any act or omission to act on the part of Lender, its shareholders, directors, officers, employees, agents or representatives with respect to the Loan Documents.

7.References.  All references to the Loan Agreement in any future correspondence or notice shall be deemed to refer to the Loan Agreement as modified by this Amendment.

8.Ratification.  Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions of the Loan Agreement are hereby ratified and confirmed.

9.Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of laws.

10.Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were on the same instrument.  Delivery of this Amendment by facsimile, pdf, or .tif signature by any party shall represent a valid and binding execution and delivery of this Amendment by such party.

11.JURISDICTION; VENUE.  THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AMENDMENT, SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN CHICAGO, ILLINOIS.  EACH PARTY HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED THEREIN AND WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO TRANSFER THE VENUE OF ANY SUCH LITIGATION.

12.WAIVER OF JURY TRIAL.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

BORROWERS:	LENDER:
BROADWIND ENERGY, INC.	CIBC BANK USA

By: /s/ Jason Bonfigt	By: /s/ Tom Hunt
Name: Jason Bonfigt	Name: Tom Hunt
Title: Authorized Signatory	Title: Managing Director

BRAD FOOTE GEAR WORKS, INC.
By: /s/ Jason Bonfigt
Name: Jason Bonfigt
Title: Authorized Signatory

BROADWIND TOWERS, INC.

By: /s/ Jason Bonfigt
Name: Jason Bonfigt
Title: Authorized Signatory

BROADWIND SERVICES, LLC
By: /s/ Jason Bonfigt
Name: Jason Bonfigt
Title: Authorized Signatory

RED WOLF COMPANY, LLC
By: /s/ Jason Bonfigt
Name: Jason Bonfigt
Title: Authorized Signatory